Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (the “Agreement”) is entered into as of January 12, 2012, by and among Silversun Technologies, a corporation incorporated under the laws of the State of Delaware ( “SSNTA”), and certain individuals listed on Schedule 1 hereto (each a “SWK Shareholder” and together, collectively, the “SWK Shareholders”, and together with SSNTA, the “Parties” and each, a “Party”).

WITNESSETH

WHEREAS, the SWK Shareholders owns, in the aggregate, 25 shares of common stock (the “SWK Shares”) of SWK Technologies, Inc., a corporation incorporated under the laws of the State of Delaware and a subsidiary of SSNTA (“SWK”);

WHEREAS, SSNTA believes that it is in its best interests to exchange 22,664,678 shares of common stock of SSNTA (the “SSNTA Shares”) for the SWK Shares in the proportions set out on Schedule 1 hereto (the “Exchange”) such that, upon the execution hereof and the consummation of the Exchange, SSNTA will own all of the right, title and interest in and to the SWK Shares and the SWK Shareholders will own all of the right, title and interest in and to the SSNTA Shares; and

WHEREAS, it is the intention of the Parties that the Exchange qualify as a tax-free organization under Section 368(a)(1)(B) of the United States Internal Revenue Code of 1986, as amended, and a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the “Securities Act”).

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
SHARE EXCHANGE

Section 1.01                       Incorporation of Recitals. The recitals set forth hereinabove are incorporated herein by this reference with the same force and effect as if fully set forth hereinafter.

Section 1.02                       The Exchange.

(a) On the terms and subject to the conditions set forth in this Agreement, SSNTA shall assign, transfer and deliver to the SWK Shareholders, free and clear of all Liens (as defined herein), all of the SSNTA Shares in exchange for the SWK Shares, which shall be free and clear of any and all Liens.

(b) On the terms and subject to the conditions set forth in this Agreement, the SWK Shareholders shall each assign, transfer and deliver to SSNTA, free and clear of all Liens (as defined herein), all of the SWK Shares in exchange for the SSNTA Shares, which shall be free and clear of any and all Liens.

Section 1.03                       Mechanics.  To consummate the Exchange, (i) SSNTA shall instruct its transfer agent to issue shares of common stock of SSNTA in the amounts set forth on Schedule 1 with irrevocable instructions to deliver the shares to the individual SWK Shareholders; and (ii) the SWK Shareholders shall each surrender their respective stock certificates representing the SWK Shares, together with duly endorsed medallion-guaranteed stock power, if applicable (the “SWK Stock Certificates”), to SWK with irrevocable instructions to issue an individual certificate to SSNTA in the aggregate amount set forth on Schedule 1 hereto

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SSNTA

SSNTA represents and warrants to the SWK Shareholder that, as of the date hereof, except for those representations and warranties that speak of a different date:

Section 2.01                       Organization; Authority.

(a)           SSNTA is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as currently proposed to be conducted.  SSNTA is duly qualified or authorized to do business and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization.  SSNTA has made available to the SWK Shareholder true, complete and accurate copies of its articles of incorporation and by-laws, and any amendments thereto or restatements thereof, as in effect on the date hereof;

(b)           The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the articles of incorporation or by-laws of SSNTA.  SSNTA has full power and authority to enter into this Agreement and consummate the transactions contemplated hereby; and

(c)           This Agreement constitutes the valid and binding obligation of SSNTA, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity.

Section 2.02                       Capitalization.  As of the date hereof, the authorized shares of SSNTA consist solely of 750,000,000 shares of common stock, $0.0001 par value per share, of which [●] shares are issued and outstanding.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE
SWK SHAREHOLDER

The SWK Shareholders represents and warrants to SSNTA that, as of the date hereof, except for those representations and warranties that speak of a different date:

Section 3.01                       Good Title.  The SWK Shareholders is the record and beneficial owner, and has good title to, the SWK Shares, with the full right and authority to sell and deliver such SWK Shares, free and clear of any and all liens, encumbrances, pledges, security interests, claims, charges, options, rights of first refusal, proxies, voting trusts, or agreements, transfer restrictions under any equity holder or similar agreement or any other restriction or limitation whatsoever, including any contract granting any of the foregoing (collectively, “Liens”), to SSNTA pursuant to the Exchange.  SSNTA, as the new owner of such SWK Shares, will receive good title to such SWK Shares, free and clear of all Liens;

Section 3.02                       Power; Enforceability. The SWK Shareholders are each of majority age and have the legal capacity to execute and deliver this Agreement and consummate the transactions contemplated hereby, and to perform their obligations under this Agreement.  This Agreement constitutes a legal, valid, and binding obligation of the SWK Shareholders, enforceable against the SWK Shareholders in accordance with its terms, except as may be limited by bankruptcy, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity;

Section 3.03                       No Conflicts.  The execution and delivery of this Agreement by the SWK Shareholders and the performance by the SWK Shareholders of their obligations hereunder in accordance with the terms hereof (i) will not require the consent of any third party or governmental entity under any laws, (ii) will not violate any laws applicable to the SWK Shareholders or the SWK Shares and (iii) will not violate or breach any contractual obligation to which the SWK Shareholders are a party or under which the SWK Shares are bound;

Section 3.04                       Acquisition of the Exchange Share for Investment.

(a) Purchase Entirely for Own Account.  The SSNTA Shares proposed to be acquired by the SWK Shareholders hereunder will be acquired for investment for his own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the SWK Shareholders have no present intention of selling, granting any participation in or otherwise distributing the SSNTA Shares, except in compliance with applicable securities laws.  The SWK Shareholders further represent that they do not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to the SSNTA Shares.

(b) The SWK Shareholder (i) can bear the economic risk of his investment and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment in SSNTA and its securities.

(c) The SWK Shareholders understand that the SSNTA Shares are not registered under the Securities Act and that the issuance hereof to the SWK Shareholders is intended to be exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder (“Regulation D”).  The SWK Shareholders are each “accredited investors,” as such term is defined in Rule 501 of Regulation D or, if not an accredited investor, otherwise meets the suitability requirements of Regulation D and Section 4(2) of the Securities Act (“Section 4(2)”). The certificate representing the SSNTA Shares issued to the SWK Shareholders shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable Securities Laws (as defined herein):

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS.”

(d) The SWK Shareholders acknowledge that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement;

(e) The SWK Shareholders acknowledge that they have each carefully reviewed such information as they have deemed necessary to evaluate an investment in SSNTA and its securities.  To the full satisfaction of the SWK Shareholder, he has been furnished all materials that he has requested relating to SSNTA and the issuance of the SSNTA Shares hereunder.

(f) The SWK Shareholder understands that the SSNTA Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the SSNTA Shares or any available exemption from registration under the Securities Act, the SSNTA Shares may have to be held indefinitely.  The SWK Shareholders further acknowledge that the SSNTA Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied, including, without limitation, SSNTA’s compliance with the reporting requirements under the Exchange Act.

Section 3.05                       Additional Legend; Consent.  Additionally, the SSNTA Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. The SWK Shareholder consents to SSNTA making a notation on its records or giving instructions to any transfer agent of the SSNTA Shares in order to implement the restrictions on transfer of the SSNTA Shares.

ARTICLE IV
COVENANTS

Section 4.01                       Securities Law Compliance.  Each of SSNTA and SWK understands and agrees that the consummation of this Agreement, including the issuance of the SSNTA Shares and the SWK Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  Each of SSNTA and SWK agree that such transactions shall be consummated in reliance on exemptions from the registration requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.  Furthermore, in connection with the transactions contemplated by this Agreement, SSNTA and SWK shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the state where SSNTA and the SWK Shareholder is incorporated or resides, unless an exemption requiring no filing is available in such jurisdiction, all to the extent and in the manner as may be deemed by the Parties to be appropriate.

Section 4.02                       Further Assurances.  Subject to the terms and conditions herein provided, each Party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

ARTICLE V
MISCELLANEOUS

Section 5.01                       Brokers.  Each Party agrees that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution or consummation of this Agreement.  Each Party agrees to indemnify the other against any claim by any third Person for any commission, brokerage or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third Person, whether express or implied, from the actions of the indemnifying party.

Section 5.02                       Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 5.03                       Notices.  All notices or other communications required or permitted by this Agreement shall be in writing to the address indicated on Schedule 1 hereto or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Notice shall be deemed to have been duly received:

(a) if given by fax or email, when transmitted and the appropriate confirmation received, as applicable, if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

(b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mail; and

(c) if given by courier, messenger or other means, when received or personally delivered and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any Party to the other Parties pursuant to notice given by such Party in accordance with the provisions of this Section.

Section 5.04                       Expenses.  Each of SSNTA and the SWK Shareholders shall bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and any other agreements in connection therewith, the Exchange or any of the other transactions contemplated hereby.

Section 5.05                       Entire Agreement.  This Agreement represents the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 5.06                       Survival; Termination.  The representations, warranties and covenants of the respective Parties shall survive the consummation of the transactions herein contemplated for a period of one year.

Section 5.07                       Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be but a single instrument.  Signatures delivered by facsimile shall be deemed original signatures.

Section 5.08                       Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently therewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore or thereafter occurring or existing.  This Agreement may by amended by a writing signed by all Parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may only be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

[-Signature Pages Follow-]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above, and the corporate Parties have caused this Agreement to be executed by their respective officers, hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

By: /s/ Mark Meller
Name: Mark Meller
Title: Chief Executive Officer

SWK SHAREHOLDER:

/s/ Jeffrey Roth
Jeffrey Roth

/s/ Paul Frydman
Paul Frydman

/s/ Andrew Nunez
Andrew Nunez

/s/ Gary Berman
Gary Berman

SCHEDULE I

Name of SWK Shareholder	SSNTA Shares (to be delivered to the SWK Shareholder)	SWK Shares (to be delivered to the SSNTA Shareholder)
Jeffrey Roth	13,825,454	15.625
Paul Frydman	2,946,408	3.125
Andrew Nunez	2,946,408	3.125
Gary Berman	2,946,408	3.125
TOTAL	22,664,678	25